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                                                                    EXHIBIT 99.1



CONTACTS:
Media Relations                             Investor Relations
Mike Jacobsen                               John Kristoff
(330) 490-3796                              (330) 490-5900
jacobsm1@diebold.com                        kristoj@diebold.com


FOR IMMEDIATE RELEASE:
September 21, 2005

DIEBOLD ANNOUNCES NEW CORPORATE STRUCTURE
COO Evans leaving company; Swidarski to lead new Global Financial Self-Service business unit

         NORTH CANTON, Ohio -- Diebold, Incorporated (NYSE:DBD) today announced a new corporate structure designed to improve profitability and improve the company's competitiveness in key areas. Effective immediately, Walden W. O'Dell, Diebold chairman and chief executive officer, is assuming the role of president and chief operating officer and taking direct responsibility for the company's global operations. Eric C. Evans, president and chief operating officer, is leaving the company and has resigned from its board of directors.

         In addition, a new financial self-service business unit combining product and software development, manufacturing, procurement and marketing will be formed into a single global organization. The new business unit will be headed by Thomas W. Swidarski, who assumes the title of senior vice president, financial self-service group. Global manufacturing and engineering functions now report to Swidarski in this new role.

         "Our recent financial performance has been unacceptable, and these organizational changes are a major step toward improving our direction," said Walden W. O'Dell, Diebold chairman and chief executive officer. "Given the current challenging environment, I am assuming direct responsibility of the company's operations, and I am personally committed to taking immediate action to improve our performance. Our company has significant depth of leadership and this new organizational alignment allows us to take swift action that puts us on the right path. I wish to thank Eric Evans for his contributions to Diebold during his time here and wish him well in his future endeavors."

         The new corporate structure is designed to better focus Diebold's resources on the dynamic challenges and needs of the global financial self-service marketplace. The objectives and key benefits of this change include:

     o An integrated approach to improving margins in the company's financial self-service business

     o    Closer integration of product and market strategies

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PAGE TWO / DIEBOLD ANNOUNCES NEW CORPORATE STRUCTURE

     o Shared goals and aligned priorities to be more responsive to customer needs

     o The ability to deliver new products to market more efficiently and cost effectively

     o    A comprehensive approach to improved customer satisfaction

         "These efforts better position Diebold for future growth, bringing together all facets of our product and service families into seamless business units," O'Dell added. "We believe this new organizational structure will enhance our responsiveness to customer and market demands, increase our ability to deliver innovative solutions to the industries we serve and, in turn, create greater value for our shareholders."

         As a result of the new organization, each product and service line within Diebold -- financial self-service, security and election systems -- is now established as a global business unit. Sales and service operations for both financial self-service and security will remain unchanged and continue to be structured in two organizations focused on North America and International markets. Each of these organizations will report to O'Dell. The global security business unit, headed by Dennis Moriarty, will also report to O'Dell. Swidarski will retain oversight responsibility of Diebold Election Systems (DES). However, day-to-day management of this business will be handled by David Byrd, vice president of operations for DES.

         Prior to joining Diebold, Swidarski held various positions within the financial industry for nearly 20 years focusing on marketing, product management, retail bank profitability, branding and retail distribution. He was a senior executive at PNC Bank and several other leading financial institutions. As president of Diebold Election Systems, Swidarski returned the subsidiary to profitability by instituting effective operational improvements and helping the company reach agreements within the past several months for election system implementations in a number of states.

         NOTE TO EDITORS: Please refer to Diebold press release "Diebold Reduces 2005 Third Quarter and Year-End Earnings Outlook", also issued today, for related information.

FORWARD-LOOKING STATEMENTS
         In this press release, statements that are not reported, financial results or other historical information are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give current expectations or forecasts of future events and are not guarantees of future performance. These forward-looking statements relate to, among other things, the company's future operating performance, the company's share of new and existing markets, the company's short- and long-term revenue and earnings growth rates, and the company's implementation of restructuring and other cost-reduction initiatives.

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PAGE THREE / DIEBOLD ANNOUNCES NEW CORPORATE STRUCTURE

         The use of the words "believes," "anticipates," "expects," "intends" and similar expressions is intended to identify forward-looking statements that have been made and may in the future be made by or on behalf of the company. Although the company believes that these forward-looking statements are based upon reasonable assumptions regarding, among other things, the economy, its knowledge of its business, and on key performance indicators that impact the company, these forward-looking statements involve risks, uncertainties and other factors that may cause actual results to differ materially from those expressed in or implied by the forward-looking statements. The company is not obligated to update forward-looking statements, whether as a result of new information, future events or otherwise.

         Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Some of the risks, uncertainties and other factors that could cause actual results to differ materially from those expressed in or implied by the forward-looking statements include, but are not limited to:

o competitive pressures, including pricing pressures and technological developments;

o changes in the company's relationships with customers, suppliers, distributors and/or partners in its business ventures;

o changes in political, economic or other factors such as commodity prices, currency exchange rates, inflation rates, recessionary or expansive trends, taxes and regulations and laws affecting the worldwide business in each of the company's operations, including Brazil, where a significant portion of the company's revenue is derived;

o acceptance of the company's product and technology introductions in the marketplace;

o    unanticipated litigation, claims or assessments;

o the company's ability to reduce costs and expenses and improve internal operating efficiencies;

o variations in consumer demand for financial self-service technologies, products and services;

o challenges raised about reliability and security of the company's election systems products, including the risk that such products will not be certified for use or will be decertified;

o changes in laws regarding the company's election systems products and services;

o potential security violations to the company's information technology systems;

o the company's ability to achieve benefits from its restructuring and other cost-reduction initiatives; and

o other factors affecting the company's business beyond its control, including, without limitation, the occurrence of natural disasters.

         Diebold, Incorporated is a global leader in providing integrated self-service delivery and security systems and services. Diebold employs more than 14,000 associates with representation in nearly 90 countries worldwide and is headquartered in North Canton, Ohio, USA. Diebold reported revenue of $2.4 billion in 2004 and is publicly traded on the New York Stock Exchange under the symbol `DBD.' For more information, visit the company's Web site at www.diebold.com.

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PR/xxxx